UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 22, 2021

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

STOCK PURCHASE AGREEMENT

On December 22, 2021, FDCTech, Inc., a Delaware corporation (“FDCT” or the “Company” or “Buyer”), entered into a Share Exchange Agreement (the “Agreement”) with Ad Financial Services Pty Ltd ACN 628 331 117 of Level 38/71 Eagle St, Brisbane, Queensland Australia, 4000 (“ADFP” or “Target”). According to the Agreement, a minimum of 51% of the 122,450,000 issued and outstanding shares of capital stock of the Target shall be acquired by the Company, being 62,450,000 shares, in exchange for 45,000,000 newly issued “restricted” common shares of the Company to be issued to ADFP and which shall represent the complete consideration paid under this Agreement for the 51% acquisition of Target (the “Consideration”). The operating and licensed entity of ADFP is AD Advisory Services Pty Ltd. ADFP owns one hundred percent (100%) equity interest in AD Advisory Services Pty Ltd.

The foregoing description of the Agreement and the Acquisition is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 in this report on Form 8-K is incorporated by reference herein.

The Securities were issued without registration under the Securities Act based upon the private offering exemption provided under Section 4(a)(2) and/or Regulation S promulgated thereunder. No general solicitation or general advertising was used in connection with the issuance of the Securities.

Item 7.01	Regulation FD Disclosure.

The disclosure under Item 1.01 in this report on Form 8-K is incorporated by reference herein.

On December 22, 2021, the Company issued a press release announcing the execution of the Share Exchange Agreement. Copies of the Agreement and press release are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference.

Information in this report on form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Share Exchange Agreement dated December 22, 2021.
99.2	Press release dated as of December 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

December 28, 2021	By:	/s/ Mitchell Eaglstein
Date		Mitchell Eaglstein
Chief Executive Officer
(Principal Executive Officer)